UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 13, 2012

BSQUARE CORPORATION

(Exact name of Registrant as specified in its charter)

Washington	000-27687	91-1650880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 110th Ave NE, Suite 200

Bellevue, WA 98004

425-519-5900

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2012, at the 2012 Annual Meeting of Shareholders (the “Annual Meeting”) of BSQUARE Corporation (the “Company”), the Company’s shareholders approved the BSQUARE Corporation Fourth Amended and Restated Stock Plan (the “Fourth Restated Plan”), which amended and restated the Company’s Third Amended and Restated Stock Plan (the “Third Restated Plan”). The amendments to the Third Restated Plan that are incorporated into the Fourth Restated Plan consist of (i) the deletion of the “evergreen” share renewal provision (which provided for an automatic increase in the number of shares of common stock reserved for issuance under the Third Restated Plan on an annual basis pursuant to a fixed formula) and (ii) the extension of the term for an additional ten years. No other changes were made to the Third Restated Plan, and the number of shares of common stock reserved for issuance was not increased. Any future increases in the number of shares of common stock reserved for issuance under the Fourth Restated Plan will require prior shareholder approval.

The Fourth Restated Plan was previously approved, subject to shareholder approval, by the board of directors of the Company. A more detailed summary of the material terms of the Fourth Restated Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2012 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the Fourth Restated Plan, which is attached as Appendix A to the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on June 13, 2012, the Company’s shareholders voted on the three proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Proxy Statement.

1.	To elect the following two Class III directors to serve for the ensuing three years as a member of the Company’s board of directors and until their successors are duly elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Elwood D. Howse, Jr.	3,453,857	1,374,072	5,301,065
William D. Savoy	3,020,139	1,807,790	5,301,065

The foregoing candidates were elected.

2.	To approve the BSQUARE Corporation Fourth Amended and Restated Stock Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,437,540	1,378,896	11,493	5,301,065

The foregoing proposal was approved.

3.	To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,868,724	251,585	8,685	—

The foregoing proposal was approved.

These are the final voting results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

Date: June 19, 2012	By:	/s/ Scott C. Mahan
Scott C. Mahan
Vice President, Finance & Operations and Chief Financial Officer